EXHIBIT A

                             Joint Filing Agreement

            In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the shares of Common Stock, par value $0.02 per share, of Lifeline Systems, Inc., a Massachusetts corporation, and further agree that this Joint Filing Agreement be included as an exhibit to such joint filing.


            IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of the 28th , day of October, 1998.


                                    WESTAR SECURITY, INC.

                                    By: /s/ John W. Hesse
                                        ------------------------------------
                                    Name: John W. Hesse
                                    Title: Executive Vice President
Date: October  28 , 1998



                                    WESTAR CAPITAL, INC.

                                    By: /s/ Marilyn K. Dalton
                                        ------------------------------------
                                    Name: Marilyn K. Dalton
                                    Title: Secretary and Treasurer
Date: October  28 , 1998



                                    PROTECTION ONE, INC.

                                    By: /s/ John W. Hesse
                                        ------------------------------------
                                    Name: John W. Hesse
                                    Title: Executive Vice President
Date: October  28 , 1998







DAFS01...:\23\68523\0008\2164\SCH0218M.33C
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                                    WESTERN RESOURCES, INC.

                                    By: /s/ Richard D. Terrill
                                        ------------------------------------
                                    Name: Richard D. Terrill
                                    Title: Vice President, Law and Corporate
                                           Secretary
Date: October  28 , 1998




Date: October  28 , 1998            /s/ John E. Mack
                                    ---------------------------------------
                                    John E. Mack



Date: October  28 , 1998            /s/ John W. Hesse
                                    ---------------------------------------
                                    John W. Hesse